SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 20, 2007
Corporate Asset Backed Corporation, on behalf of
CABCO Series 2002-1 Trust (AOL Time Warner Inc.)

(Exact name of registrant as specified in its charter)

Delaware	333-61522-01	22-3281571

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

445 Broad Hollow Road
Suite 239
Melville, New York	11747

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 587-4700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
As previously reported in the Current Report on Form 8-K filed on November 14, 2007, this current report on Form 8-K relates to (i) the final distribution reported to the holders of CABCO Series 2002-1 Trust (AOL Time Warner Inc.) (the “Trust”) Class A-1 Callable Certificates (the “Class A-1 Certificates”) and Class B-1 Callable Certificates (the “Class B-1 Certificates”, and collectively with the Class A-1 Certificates, the “Certificates”) relating to the AOL Time Warner Inc. 7.700% Debentures due May 1, 2032 (the “AOL Time Warner Debentures”), which was made on November 20, 2007 in accordance with the October 19, 2007 Call Notices; and (ii) in light of the foregoing, the Trust’s intention to cease reporting as soon as practicable.
The Trust was created by the Trust Agreement, dated as of June 21, 2002, between Corporate Asset Backed Corporation, as the depositor (the “Depositor”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of $50,000,000 aggregate certificate principal balance of Class A-1 Certificates and $50,000,000 aggregate certificate notional amount of Class B-1 Certificates. The Certificates did not represent obligations of or interests in the Depositor or the Trustee. The Certificates represented beneficial interests in the Trust. The Trust’s assets consisted primarily of $50,000,000 principal amount of the AOL Time Warner Debentures. Time Warner, Inc., the guarantor of the AOL Time Warner Debentures, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission (“SEC”) (File No. 001-15062). You may read and copy any reports, statements and other information filed by Time Warner, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on Time Warner, Inc. and please refer to these periodic and current reports filed with the SEC.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	Trustee’s Final Distribution Report with respect to the November 20, 2007 Distribution Date for the CABCO Series 2002-1 Trust (AOL Time Warner Inc.).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Series 2002-1 Trust (AOL Time Warner Inc.)
By:	/s/ Robert D. Vascellaro
	Name:	Robert D. Vascellaro
	Title:	Vice President

Date: December 28, 2007

EXHIBIT INDEX
Exhibit
99.1	Trustee’s Final Distribution Report with respect to the November 20, 2007 Distribution Date for the CABCO Series 2002-1 Trust (AOL Time Warner Inc.).